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                                                                    EXHIBIT 24.2


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Joy E. Hansen and Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Gold Company (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of the guarantee by the Company of up to $500 million in aggregate principal amount of debt securities that may be issued by Newmont Mining Corporation, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to a Registration Statement on Form S-3 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 10th day of February, 1999.

Signature                                     Title
---------                                     -----

/s/ Ronald C. Cambre                          Chairman, President and Chief
------------------------                      Executive Officer and Director
Ronald C. Cambre                              (Principal Executive Officer)


/s/ Wayne W. Murdy                            Executive Vice President, Chief
------------------------                      Financial Officer and Director
Wayne W. Murdy                                (Principal Financial Officer)


/s/ Lawrence T. Kurlander                     Director
-------------------------
Lawrence T. Kurlander


/s/ Joy E. Hansen                             Director
-------------------------
Joy E. Hansen


/s/ Linda K. Wheeler                          Vice President and Controller
-------------------------                     (Principal Accounting Officer)
Linda K. Wheeler